Subsequent Events (Details) - Subsequent Event [Member] - USD ($) $ in Thousands	5 Months Ended	6 Months Ended
	Jun. 13, 2021	Jul. 13, 2021
Subsequent Events (Details) [Line Items]
Civil penalty,description		In the settlement with the SEC, Momentus will pay a civil penalty of $7.0 million, SRAC will pay a civil penalty of $1.0 million, and Mr. Kabot will pay a civil penalty of $40,000. In addition, the Sponsor has agreed to forfeit 250,000 founders’ shares it would otherwise have received upon consummation of the Business Combination; and Momentus has agreed to undertakings requiring enhancements to its disclosure controls, including the creation of an independent board committee and retention of an internal compliance consultant for a period of two years.
Aggregate investment,		$15.0
Business combination stockholder vote, description	Approximately 3.5 million shares were submitted for redemption, resulting in approximately $35.4 million of returned funds and net cash proceeds of $247.3 million.As the cash proceeds from the Business Combination were at least $100,000,000 but less than $250,000,000, the Combined Company is required to pay, out of funds legally available therefor, an aggregate of $40 million to the Co-Founders, within 10 days following the completion of the Business Combination, as described
Commitments [Member]
Subsequent Events (Details) [Line Items]
New commitments		$ 47,750
Subscription Arrangement [Member]
Subsequent Events (Details) [Line Items]
Subscription agreements		118,000
Remaining PIPE investors.		$ 5,300